UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                  Form 8-K


                               CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 15, 1998



                          NINE WEST GROUP INC.
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             (Exact name of registrant as specified in its charter)



  Delaware               1-11161                 06-1093855
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  (State of      (Commission File Number)       IRS Employer
Incorporation)                                Identification No.



         Nine West Plaza
         1129 Westchester Avenue
         White Plains, New York                     10604
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     (Address of principal executive offices)      (Zip Code)



                                 (314) 579-8812
                        -------------------------------
                        (Registrant's telephone number)








Item 5. Other Events
        ------------
     On April 15, 1998, the registrant issued a press release announcing that it was informed by the United States Customs Service that the investigation which the Company was advised of on October 29, 1997 relating to the Company's importation of Brazilian footwear from 1995 to date has been terminated with no action taken against the Company. A copy of the press release is filed herewith as Exhibit 20.1.



Item 7. Exhibits
        --------

          20.1     Press Release of the registrant dated April 15, 1998.











                                     SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NINE WEST GROUP INC.
                                     (Registrant)



Dated: April 15, 1998        By:    /s/ Robert C. Galvin
                                 ----------------------------
                                 Name:  Robert C. Galvin
                                 Title: Executive Vice President,
                                        Chief Financial Officer
                                        and Treasurer













                               EXHIBIT INDEX


Exhibit No.                          Description
-----------                          -----------

    20.1     Press Release of the registrant dated April 15, 1998.